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                                                            RELIASTAR
                                                         [GRAPHIC OMITTED]



                                               APPLICATION FOR VARIABLE ANNUITY TO:
                                         RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                           Home Office: 1000 Woodbury Road, Suite 102, P.O. Box 9004, Woodbury, NY 11797
                         Administrative Office:4601 Fairfax Drive, P.O Box 3700, Arlington, VA 22203-0700

                                          Agent/Broker: Send Variable Annuity Application
                                                  and check to your Broker-Dealer

                                                   Please make check payable to:
                                         RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY


                                                             NEW YORK
                                                             USE ONLY




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1.   DESIGNATED ANNUITANT (Please Print)

NAME  __________________________________________________________SOC. SEC. NO.____________________________________________

ADDRESS_________________________________________________________    SEX      [ ] M      [ ] F

      __________________________________________________________    MO.                DAY              YR.

      ZIP_______________________________________________________BIRTHDATE

RELATIONSHIP TO OWNER___________________________________________

EMPLOYER________________________________________________________    OCCUPATION___________________________________________
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2.   CONTRACT OWNER (If annuitant and Contract Owner are different,  please fill in SUCCESSOR OWNER)

NAME  __________________________________________________________SOC. SEC. NO.____________________________________________

ADDRESS_________________________________________________________    SEX      [ ] M      [ ] F

      __________________________________________________________    MO.                DAY              YR.

ZIP   ______________________________________BIRTHDATE

SUCCESSOR ______________________________________________________    OCCUPATION___________________________________________
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3.   BENEFICIARY:

NAME  __________________________________________________________RELATIONSHIP_____________________________________________

SUCCESSOR BENEFICIARY___________________________________________    RELATIONSHIP_________________________________________
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4.   TYPE OF PLAN:
[ ]  Non-Tax Qualified
[ ]  Tax Qualified (Check one of the following):
[ ]  IRA [ ]Rollover IRA (from a qualified  plan) [ ] SEP IRA  (established  by employer)
[ ]  HR-10  Keogh  Plan [ ]401(K)  Corporate  Plan [ ] Other  plan [ ]
[ ]  403(b)TSA          [ ]457 (Deferred Compensation Plan)
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5.   PURCHASE PAYMENT:
INITIAL PURCHASE payment of  $__________________________is  attached. If setting up a pre-authorized check plan, minimum initial payment is waived. Please attach check  for  $100  or  more  for  non-tax  qualified  plans  or $50 or  more  for tax-qualified  plans.  Make check  payable to ReliaStar  Bankers  Security  Life
Insurance Company.
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6.   DOLLAR COST AVERAGING

   [ ] I authorize to have  $________________  ($100 min) transferred each month from my _______________________ Fund to:

$     _____________________to the_______________________________________________portfolio

$     _____________________to the_______________________________________________portfolio

$     _____________________to the_______________________________________________portfolio

Please make my first transfer on__________________/_________/________ (mm/dd/yy)
and monthly thereafter.
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7.   PURCHASE PAYMENT ALLOCATION
     (Must total 100%, fill in percentages):

__________Alliance Capital Growth and Income Portfolio (143/043)   _____________Northstar Growth Fund (179/079)

__________Alliance Capital Short-Term Multi-Market Portfolio       _____________Oppenheimer Money Fund (144/044)
(149/049)

__________Fidelity Growth Portfolio (171/071)                      _____________Oppenheimer Capital Appreciation Fund
(145/045)

__________Fidelity Equity-Income Portfolio (172/072)               _____________Oppenheimer High Income Fund (146/046)

__________Fidelity Investment Grade Bond Portfolio (174/074)       _____________Oppenheimer Multiple Strategies Fund
(147/047)

__________Fidelity Asset Manager Portfolio (175/075)               _____________Oppenheimer Global Securities Fund
(148/048)

__________Fidelity Index 500 Portfolio (176/076)                   _____________Oppenheimer Strategic Bond Fund (150/050)

__________Fidelity Contrafund Portfolio (178/078)                  _____________Oppenheimer Bond Fund (151/051)

__________Northstar Income and Growth Fund (120/020)               _____________Oppenheimer Growth Fund (152/052)

__________Northstar High Yield Bond Fund (127/027)                 _____________Fixed Fund (140/040)

If no allocations are indicated above, the total initial purchase payment will be allocated to Oppenheimer Money Fund pending allocation instructions from the Owner.
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8.   ANNUITY COMMENCEMENT DATE (Must be completed)

The First Day of__________________/_______ (mm/yy).

The Annuity Commencement Date may not be later than the first day of the first calendar month after the Annuitant's 90th birthday. Qualified plans may be subject to distribution prior to 90th birthday.
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9.   REPLACEMENT:

Will the annuity  applied for replace or change,  in whole or in part,  existing annuity  or  life  insurance?  [ ] Yes [ ] No If yes,  explain  under  "No.  11,
Remarks" and request replacement information from your agent if applicable.
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10.  REMARKS:
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11.  AMENDMENTS,  CORRECTIONS  AND NOTATIONS MADE BY HOME OFFICE (not applicable in CA, PA or WV)
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I hereby  represent my answers to the above  questions to be correct and true to the best of my knowledge and belief and agree that this  application  shall be a part of any annuity contract issued by the Company.  Under penalties of perjury,
I  certify  (1)  that  the  number  shown on this  form is my  correct  taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been  notified that I am subject to backup  withholding  as a result of a failure to report all interest or dividends, or the Internal Revenue
Service has  notified me that I am no longer  subject to backup  withholding.  I
UNDERSTAND  THAT  ANNUITY  PAYMENTS  AND  SURRENDER  VALUES,   WHEN  BASED  UPON
INVESTMENT  EXPERIENCE OF A SUB-ACCOUNT OF A SEPARATE ACCOUNT,  ARE VARIABLE AND
ARE NOT  GUARANTEED AS TO A FIXED DOLLAR AMOUNT.  RECEIPT OF A VARIABLE  ANNUITY
PROSPECTUS  DATED  ____________________________________  AND PROSPECTUSES OF THE
CURRENT FUNDS ARE HEREBY  ACKNOWLEDGED.  IN ADDITION TO THE PROSPECTUSES,  CHECK
HERE [ ] IF YOU WANT STATEMENTS OF ADDITIONAL INFORMATION.


SIGNED AT_______________________________________________________
                   (City)            (State)           (Date)

ANNUITANT_______________________________________________________
                           (Signature of Annuitant)

OWNER___________________________________________________________
               (Signature of Owner if other than Annuitant)

AGENT: Will the annuity applied for replace or change, in whole or in part, existing annuity or life insurance? Yes [ ] No [ ] If Yes, explain in Remarks on page 3.

(          )----------------------------------------------------
                        (Owner's Telephone Number)
WITNESSED_______________________________________________________
                          (Signature of Selling Agent)
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FOR DEALER ONLY                                                      Print Selling Agent's
Dealer's Name___________________________________________________     Name__________________________________________________________
                                                                               (Last)                                   (First)

Branch Office___________________________________________________
                                                                     Selling Agent's
Authorized Signature____________________________________________     IDNumber______________________________________________________

                                                                     Selling Agent's
                                                                     Phone Number__________________________________________________

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DEALER:  Make check payable to RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY and mail check and  application  to: 4601 Fairfax  Drive,  Arlington,  VA 22203;
Attn: Variable Annuity Dept.